Exhibit 99.2

wtwco.com WTW Earnings Release Supplemental Materials October 27, 2022 Third Quarter Financial Results © 2022 WTW. All rights reserved.

WTW Forward-Looking Statements

This document contains 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events, or developments that we expect or anticipate may occur in the future, including such things as our outlook, the impact of the global pandemic on our business, future capital expenditures, ongoing working capital efforts, future share repurchases, financial results (including our revenue, costs, or margins), the impact of changes to tax laws on our financial results, existing and evolving business strategies and acquisitions and dispositions, including the sale of Willis Re to Arthur J. Gallagher & Co. ('Gallagher'), demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes, our ability to implement and realize anticipated benefits of any cost-savings initiatives including the multi-year operational Transformation program, and plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as 'may,' 'will,' 'would,' 'anticipate,' 'believe,' 'estimate,' 'expect,' 'intend,' 'plan,' 'continues,' 'seek,' 'target,' 'focus,' 'probably,' or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize anticipated benefits of our growth strategy; our ability to successfully deploy cost-mitigation measures and achieve longer-term offsets; the risks related to changes in general economic (including a possible recession), business and political conditions, including changes in the financial markets and inflation; the risks to our business, financial condition, results of operations, and long-term goals that may be materially adversely affected by any negative impact on the global economy and capital markets resulting from or relating to inflation, the military conflict between Russia and Ukraine or any other geopolitical tensions and the withdrawal from our high margin businesses in Russia and our ability to achieve cost-mitigation measures; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to the adverse impacts of the ongoing COVID-19 pandemic, including supply chain, workforce availability, vaccination rates, new or emerging variants and further social-distancing orders in jurisdictions where we do business, on the demand for our products and services, our cash flows and our business operations, including increased demand on our information technology resources and systems and related risks of cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to data privacy and cybersecurity; the risks relating to the sale of Willis Re to Gallagher, including incremental business, operational and regulatory risks created by transitional arrangements and pending transactions; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non-recurring revenue increases from disposals and book-of-business sales; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions and our ability to integrate or manage such acquired businesses; our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the impact of Brexit; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the impact of the anticipated replacement of the London Interbank Offered Rate ('LIBOR'); our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party services; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations (such as sanctions imposed on Russia) and related counter-sanctions; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare and any legislative actions from the current U.S. Congress; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; risks relating to or arising from environmental, social and governance ('ESG') practices; fluctuation in revenue against our relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10-K, and our subsequent filings with the SEC. Copies are available online at http://www.sec.gov or www.wtwco.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

wtwco.com
© 2022 WTW. All rights reserved.
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wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. WTW Non - GAAP Measures In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s ma nag ement uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and o the r interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantit ati ve reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to a ddr ess the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calcul ati ons and the U.S. GAAP measures may be materially different than the non - GAAP measures. 3

wtwco.com Strategy and Operating Performance © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 4

wtwco.com Remain focused on delivering our 2022 financial targets Continued to return capital, with $369M in Q3 - 22 share repurchases Organic growth of 6% in the quarter and 27% Adj. EPS growth over the prior year Significant progress on strategic priorities, with hiring on pace with first half of the year © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Key Takeaways Transformation program underway with $ 29M of incremental run - rate savings in Q3 - 22 and $100M of cumulative run - rate savings 5

wtwco.com Key figures © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q3 2022 GAAP Financial Results $USD million, except EPS and % Three months ended September 30, Nine months ended September 30, 2022 2021 2022 2021 Revenue % change $1,953 (1)% $1,973 $6,144 (2)% $6,292 Income from Operations % change $154 (86)% $1,131 $470 (69)% $1,512 Operating Margin % change, basis points 7.9% (4,940) bps 57.3% 7.6% (1,640) bps 24.0% Net Income % change $192 (79)% $907 $431 (76)% $1,829 Diluted EPS % change $1.72 (75)% $6.99 $3.71 (74)% $14.00 Net Cash From Operating Activities % change $437 (77)% $1,877 6

wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Solid Operating Performance Q3 2022 Key Figures, Including Non - GAAP Financial Results Total Revenue +6% Q3 2022 Organic +7 % Q3 2021 Organic Adjusted Diluted EPS 1 Q3 - 2022 Results Adjusted Operating Margin 1 Transformation Program $100M of run rate savings since inception Free Cash Flow 1 $2.0 B Q3 2022 $ 2.20 Q3 2022 $1.73 Q3 2021 $337M Q3 2022 +27 % Q3 2022 14.5% Q3 2022 +110 bps Q3 2022 +13.4 % Q3 2021 - $1,431M Q3 ’22 v. Q3 ‘21 $1,768M Q3 2021 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations 7

wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Focus on the execution on our strategy aiming to generate outstanding value creation for all shareholders Our Strategic Priorities: Grow, Simplify, Transform FY 2024 Recast Financial Targets 1 Adjusted Operating Margin Adjusted EPS $9.9B+ Revenue 3 - Year FCF 23 - 24% $4.3 - $5.3B $17.50 - $20.50 • Grow: Invest to grow at or above market in chosen areas • Simplify: Increase agility; do the basics well • Transform: Enhance client and colleague experience through operational excellence 8 1 Refer to Appendix 2 for more information on the recast 2024 Outlook.

wtwco.com Recent Progress Against Strategic Priorities © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Grow Simplify Transform • Investments to expand our talent base have begun to contribute to our performance as we see steady improvements and momentum in our client pipeline which we expect to become more meaningful going forward • Expanded our client solutions: upgraded the Global Peril Diagnostic Tool with hurricane tracking advisory and resiliency scoring to build next - level analytics, and launched a new client solution, called Risk IQ, providing risk specialists with autonomous access to the breadth of WTW’s leading risk and analytics solutions • Completed realignment and re - segmentation to 2 segments and 3 geographies • Implemented corporate rebrand from Willis Towers Watson to WTW to reflect a unified future • Realized $29 million of incremental annualized savings in the third quarter from planned transformation initiatives while incurring $51 million in restructuring/transformation charges and $12 million in capital expenditures • Repurchased 1.8 million shares for $369 million in the third quarter 9

wtwco.com Delivering superior advice, broking and solutions in the areas of people, risk and capital We Have a Portfolio of Leading Businesses in Attractive Markets We have: A distinctive mix of complementary businesses • Accomplished and aspiring talent • Collaborative client - first culture • Sophisticated data and analytics • Powerful tools A strong balance sheet and significant financial flexibility © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. ~30 M individuals use our platforms to access benefits and insurance 10

Segment Overview: Health, Wealth, & Career

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

2021 Revenue



Health
23%
Wealth
32%
Career
12%
BD&O
33%

Revenue ($M)



+7% CAGR
$4,586
$4,895
$5,268
2019
2020
2021

Operating Income ($M)



+8% CAGR
$1,149
$1,236
$1,346
2019
2020
2021

Operating Margin %



+60 bps
25.0%
25.2%
25.6%
2019
2020
2021

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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Segment Overview: Risk & Broking

Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations

Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capita and improve performance

2021 Revenue



ICT
11%
CRB
89%

Revenue ($M)



+4% CAGR
$3,282
$3,316
$3,564
2019
2020
2021

Operating Income ($M)



+13% CAGR
$650
$714
$835
2019
2020
2021

Operating Margin %



+360 bps
19.8%
21.6%
23.4%
2019
2020
2021

wtwco.com

© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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wtwco.com Value Creation Framework 1. Seek profitable growth through innovation in attractive markets 2. Target superior shareholder returns through buybacks and prudent investments 3. Defensive business model with historically lower volatility than other financial services subsectors 4. Expected acceleration of operational transformation; aiming to result in meaningful margin improvements 5. Experienced, diverse management and global leadership team focused on achieving targets © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 13

wtwco.com Financial Review © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 14

Segment Performance: Health, Wealth & Career

Segment Highlights

- For the quarter, Health, Wealth & Career grew 4% organically, and all components of the segment contributed to growth, with Health and Career leading the segment
  - Growth in our Health business was driven by new client appointments and increases in advisory work and product sales
  - Our Wealth businesses generated organic revenue growth from higher levels of regulatory work in Great Britain and increased project activity related to financial market volatility, partially offset by headwinds from the negative impact of capital market performance
  - Our Career businesses grew revenue organically with increased participation and sales in our compensation benchmarking surveys and through increased project activity
  - Benefits Delivery & Outsourcing organic revenue growth was led by Medicare Advantage sales
- Operating income was $236M in the quarter, a decrease of 2% from the prior year, while operating margin decreased 30 bps from the prior year to 20.3% primarily due to investments in resourcing to support near term revenue expansion and our technology operating model

1 Includes our Health & Benefits broking and consulting business
2 Includes our Retirement and Investment businesses
3 Includes our Work & Rewards and Employee Experience businesses
4 Includes our Benefits Delivery & Administration and Technology and Administrative Solutions businesses

Revenue ($M)



$1,162
$1,168
Q3-22
Q3-21

Operating Margin



20.3%
20.6%
Q3-22
Q3-21

Organic Revenue Growth	Q3-22	Q3-21
Health[1]	6%	5%
Wealth[2]	3%	1%
Career[3]	6%	17%
Benefits Delivery & Outsourcing[4]	2%	8%
Health, Wealth & Career	4%	6%

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Segment Highlights • For the quarter, Risk & Broking grew 6% organically and was led by strong growth in Corporate Risk & Broking – Corporate Risk & Broking generated revenue growth across all regions, primarily driven by our global lines of business, most notably in Aerospace, Natural Resources and FINEX Book - of - business settlement activity was largely in line with the prior year and did not meaningfully affect Corporate Risk and Broking's organic growth rate – Insurance Consulting & Technology grew organically as a result of new software sales – Operating income of $105M in the quarter declined by 24%, while operating margin contracted by 380 bps primarily reflecting ongoing investments in talent Segment Performance: Risk & Broking © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q3 - 22 Q3 - 21 $ 765 $ 787 Revenue ($M) Operating Margin Organic Revenue Growth Q3 - 22 Q3 - 21 Corporate Risk & Broking 6% 6% Insurance Consulting & Technology 2% 18% Risk & Broking 6% 8% 13.7% Q3 - 22 Q3 - 21 17.5% 16

Transformation Program

On track to generate $360M+ of annualized savings through 2024

Costs to Achieve ($ millions)	Q3-22 YTD	Cumulative From Inception	Total Transformation
Real Estate Rationalization	$53	$72	
Technology Modernization	$35	$40	
Process Optimization	$45	$45	
Other	$11	$13	
Total Restructuring / Transformation Costs	**$144**	**$170**	**~$630**
Total Capital Expenditures	**$20**	**$20**	**~$270**
Total Costs to Achieve	**$164**	**$190**	**~$900**
Annualized Run-Rate Savings	**$80**	**$100**	**$360+**

Delivering on our financial commitments

Delivering $360M+ run-rate savings to contribute 360 bps of margin improvement, while investing for growth

- Realized **$29M of incremental annualized savings in Q3-22** and **$100M of annualized savings** since program inception
- In Q3-22, we incurred **$51M of restructuring / transformation related charges**, primarily related to real estate transaction costs and technology modernization related costs
- **$12M of capital expenditures** for the quarter
- The cumulative total investment (OpEx + CapEx) is **$190M representing ~21%** of expected total one-time program costs

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Maintaining a Flexible Balance Sheet © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. Reinforcing our business fundamentals; safeguarding WTW’s financial strengths ($ millions) Dec 31, 2021 Sept 30, 2022 Cash and Cash Equivalents 4,486 1,496 Total Debt 1 4,587 4,720 Total Equity 13,308 9,913 Debt to Adj. EBITDA 2 Trailing 12 - month 1.9x 2.0x Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and successfully reduced our leverage profile 18

Executing Against a Balanced Capital Allocation Strategy

Capital Allocation Priorities

- Reinvest in capabilities, businesses, and processes
- Invest in innovation, technology, and new business
- Return excess cash to shareholders through share repurchases and dividends
- Strengthen balance sheet and liquidity
- Sustain dividends and payout ratio
- Business portfolio management
- Pursue opportunistic tuck-in and bolt-on M&A to strengthen capabilities

Q3-22 Highlights

- Repurchased $369 million of shares during the quarter, for a total of $3.1 billion year-to-date, with remaining authorization to repurchase $1.8 billion
- Paid quarterly cash dividend of $0.82 per common share



CASH RETURNED TO SHAREHOLDERS
$8.7B
FY2016 to Q3-22
Share repurchases
Dividends
$595
$396
$199
2016
$986
$709
$277
2017
$908
$602
$306
2018
$479
$150
$329
2019
$346
$346
2020
$2,001
$1,627
$374
2021
$3,370
3,090
$280
Q3-2022 YTD



MEANINGFUL DIVIDEND GROWTH
+9%
Cash dividend growth 6 years CAGR
Quarterly cash dividend per share
$0.48
2016
$0.53
2017
$0.60
2018
$0.65
2019
$0.71
2020
$0.80
2021
$0.82
2022
+9%

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtw

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On Track to Achieve 2022 Financial Targets[1]

FY2022 Revenue Growth	Expect to deliver mid-single digit organic revenue growth
FY2022 Adjusted Margin Improvement	Expect to deliver adjusted operating margin expansion for full year 2022
FY2022 Foreign Currency Impact on Adjusted EPS	Expect approximately \$0.25-\$0.30 headwind on Adj. EPS at today's rates *Compared to \$0.20-\$0.25 previously*
FY2022 Other Income	Expect ~\$20 million year-over-year decline in non-cash pension income
FY2022 Transformation Program	Expect to deliver approximately \$110M of run-rate savings *Compared to \$80M previously*

1 Reflects the Company's current beliefs and expectations as of October 27, 2022 and are subject to significant risks and uncertainties.

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Appendix 1: Reconciliation of Non - GAAP Measures © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 21

wtwco.com Constant Currency and Organic Revenue Change © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Components of Revenue Change ( i ) Less: Less: Three Months Ended September 30, As Reported Currency Constant Currency Acquisitions/ Organic 2022 2021 % Change Impact Change Divestitures Change Health, Wealth & Career $ 1,162 $ 1,168 (1)% (5)% 4% 0% 4% Risk & Broking 765 787 (3)% (6)% 3% (3)% 6% Segment Revenue 1,927 1,955 (1)% (5)% 4% (1)% 5% Divested businesses and other 26 18    Revenue $ 1,953 $ 1,973 (1)% (5)% 4% (1)% 6% As reported, USD millions except % ( i ) Components of revenue change may not add due to rounding 22 Components of Revenue Change ( i ) Less: Less: Nine Months Ended September 30, As Reported Currency Constant Currency Acquisitions/ Organic 2022 2021 % Change Impact Change Divestitures Change Health, Wealth & Career $ 3,565 $ 3,580 0% (3)% 3% 0% 3% Risk & Broking 2,508 2,596 (3)% (5)% 1% (2)% 3% Segment Revenue 6,073 6,176 (2)% (4)% 2% 0% 3% Divested businesses and other 71 116      Revenue $ 6,144 $ 6,292 (2)% (4)% 1% (2)% 3%

wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin As reported, USD millions except % 23 Three Months Ended September 30, 2022 2021 Income from operations $ 154 7.9% $ 1,131 57.3 % Adjusted for certain items: Amortization 71 85 Restructuring costs 9 — Transaction and transformation, net 50 (952) Adjusted operating income $ 284 14.5% $ 264 13.4 % Three Months Ended September 30, 2022 2021 Net Income $ 192 9.8% $ 907 46.0% (Income)/loss from discontinued operations, net of tax (8) 12 Provision for income taxes 1 267 Interest expense 54 50 Depreciation 60 69 Amortization 71 85 Restructuring costs 9 — Transaction and transformation, net 50 (952) Gain on disposal of operations (21) (23) Adjusted EBITDA and Adjusted EBITDA Margin $ 408 20.9% $ 415 21.0 % Nine Months Ended September 30, 2022 2021 Income from operations $ 470 7.6% $ 1,512 24.0 % Adjusted for certain items: Impairment 81 — Amortization 239 285 Restructuring costs 71 — Transaction and transformation, net 108 (877) Adjusted operating income $ 969 15.8% $ 920 14.6 % Nine Months Ended September 30, 2022 2021 Net Income $ 431 7.0% $ 1,829 29.1 % Loss/(income) from discontinued operations, net of tax 27 (247) Provision for income taxes 63 386 Interest expense 154 161 Impairment 81 — Depreciation 191 212 Amortization 239 285 Restructuring costs 71 — Transaction and transformation, net 108 (877) Loss/(gain) on disposal of operations 11 (380) Adjusted EBITDA and Adjusted EBITDA Margin $ 1,376 22.4% $ 1,369 21.8%

wtwco.com Adjusted Net Income and Adjusted Diluted EPS © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % ( i ) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. 24 Three Months Ended September 30, 2022 2021 Net Income attributable to WTW $ 190 $ 903 Adjusted for certain items: (Income)/loss from discontinued operations, net of tax (8) 12 Amortization 71 85 Restructuring costs 9 — Transaction and transformation, net 50 (952) Gain on disposal of operations (21) (23) Tax effect on certain items listed above ( i ) (24) 199 Tax effect of the CARES Act (24) — Adjusted Net Income $ 243 $ 224 Weighted - average shares of common stock, diluted 111 129 Diluted Earnings Per Share $ 1.72 $ 6.99 Adjusted for certain items: (ii) (Income)/loss from discontinued operations, net of tax (0.07) 0.09 Amortization 0.64 0.66 Restructuring costs 0.08 — Transaction and transformation, net 0.45 (7.37) Gain on disposal of operations (0.19) (0.18) Tax effect on certain items listed above ( i ) (0.22) 1.54 Tax effect of the CARES Act (0.22) — Adjusted Diluted Earnings Per Share (ii) $ 2.20 $ 1.73 Nine Months Ended September 30, 2022 2021 Net Income attributable to WTW $ 421 $ 1,820 Adjusted for certain items: Loss/(income) from discontinued operations, net of tax 27 (247) Impairment 81 — Amortization 239 285 Restructuring costs 71 — Transaction and transformation, net 108 (877) Loss/(gain) on disposal of operations 11 (380) Tax effect on certain items listed above ( i ) (116) 144 Tax effect of the CARES Act (24) — Tax effect on statutory rate change — 40 Adjusted Net Income $ 818 $ 785 Weighted - average shares of common stock, diluted 114 130 Diluted Earnings Per Share $ 3.71 $ 14.00 Adjusted for certain items: (ii) Loss/(income) from discontinued operations, net of tax 0.24 (1.90) Impairment 0.71 — Amortization 2.10 2.19 Restructuring costs 0.62 — Transaction and transformation, net 0.95 (6.75) Loss/(gain) on disposal of operations 0.10 (2.92) Tax effect on certain items listed above ( i ) (1.02) 1.11 Tax effect of the CARES Act (0.21) — Tax effect on statutory rate change — 0.31 Adjusted Diluted Earnings Per Share (ii) $ 7.20 $ 6.04

wtwco.com Adjusted Income Before Taxes, Adjusted Income Tax Rate and Free Cash Flow As reported, USD millions except % © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. ( i ) The tax effect was calculated using an effective tax rate for each item. 25 Three Months Ended September 30, 2022 2021 Income from continuing operations before income taxes $ 185 $ 1,186 Adjusted for certain items: Amortization 71 85 Restructuring costs 9 — Transaction and transformation, net 50 (952) Gain on disposal of operations (21) (23) Adjusted income before taxes $ 294 $ 296 Provision for income taxes $ 1 $ 267 Tax effect on certain items listed above ( i ) 24 (199) Tax effect of the CARES Act 24 — Adjusted income taxes $ 49 $ 68 U.S. GAAP tax rate 0.7% 22.5% Adjusted income tax rate 16.8% 23.2% Nine Months Ended September 30, 2022 2021 Income from continuing operations before income taxes $ 521 $ 1,968 Adjusted for certain items: Impairment 81 — Amortization 239 285 Restructuring costs 71 — Transaction and transformation, net 108 (877) Loss/(gain) on disposal of operations 11 (380) Adjusted income before taxes $ 1,031 $ 996 Provision for income taxes $ 63 $ 386 Tax effect on certain items listed above ( i ) 116 (144) Tax effect of the CARES Act 24 — Tax effect on statutory rate change — (40) Adjusted income taxes $ 203 $ 202 U.S. GAAP tax rate 12.1% 19.6% Adjusted income tax rate 19.7% 20.3% Nine Months Ended September 30, 2022 2021 Cash flows from/(used in) operating activities $ 437 $ 1,877 Less: Additions to fixed assets and software for internal use (100) (109) Free Cash Flow $ 337 $ 1,768

wtwco.com Appendix 2: 2024 Outlook © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 26

2024 Outlook

In the third quarter of 2022, the Company completed the transfer of its ownership of its Russian subsidiaries to local management and, given current conditions, does not anticipate resuming operations in Russia within the foreseeable future. In light of the completion of the divestiture, current conditions, and current assessments about the impact of the divestiture on future revenues and expenses, WTW is recasting its 2024 financial targets as set forth in the table below. The Company estimates that the annualized run-rate impact from the divestiture of its Russian operations is approximately $120 million of revenue. WTW's Russian business was highly profitable, with operating margins in excess of double the enterprise-level margins. While having recast its targets, the Company remains committed to delivering mid-single digit organic revenue growth and 400-500 basis points of adjusted operating margin expansion set at Investor Day in September 2021. The original and recast targets exclude the potential effects of fluctuations in foreign currency rates.

	Original Targets	Recast Targets
Revenue	$10+ billion	$9.9+ billion
Adjusted Operating Margin	24-25%	23-24%
3-year Free Cash Flow	$5-$6 billion	$4.3-$5.3 billion[1]
Adjusted Diluted Earnings Per Share	$18.00-$21.00	$17.50-$20.50
Transformation Program annual cost savings	$300 million	$360 million
Transformation Program costs to achieve	$750 million	$900 million

[1] Reflects cumulative impact of Russia, incremental cost to achieve additional Transformation Program savings and timing of tax payments.

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . 28